UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                        x
In re:                                  : Chapter 11
                                        :
Refco Inc., et al                       : Case Nos. 05-60006 - 05-60029 (RDD)
                                        :
Debtors.                                : (Jointly Administered)
                                        :



            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
                 THE PERIOD FROM APRIL 1, 2006 TO APRIL 30, 2006
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

DEBTORS' ADDRESS:       One World Financial Center, 200 Liberty Street, New
                        York, NY  10281-1094

                        MONTHLY CASH RECEIPTS MADE BY REFCO INC., ET AL (IN
                           THOUSANDS):                                                  $47,566

                        MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC., ET AL
                        (IN THOUSANDS):                                                 $16,412

DEBTORS' ATTORNEY:      Skadden, Arps, Slate, Meagher & Flom LLP
                        J. Gregory Milmoe (JM 0919)
                        Sally McDonald Henry (SH 0839)
                        Four Times Square
                        New York, New York 10036


REPORT PREPARER:        Refco Inc. et al.
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         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                    /s/ Peter F. James
                                    ------------------
                                    Peter F. James
                                    Controller
DATE: June 2, 2006                  Refco Inc. / Refco Capital Markets, Ltd.(1)



_____________________

(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and has filed applications to retain the professionals responsible for preparing those reports. Mr. James has been performing the function of Controller for Refco, Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.



                                Refco Inc., et al
          Index to Monthly Statement of Cash Receipts and Disbursements


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
                                                                                                                        Page
                                                                                                                        ----

                  Notes to Monthly Statement of Cash Receipts and Disbursements.....................................       3
Schedules:
Schedule I        Schedule of Cash Receipts and Disbursements by Debtor.............................................       4
Schedule II       Schedule of Payroll and Payroll Taxes.............................................................       5
Schedule III      Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld...................       6
Schedule IV       Schedule of Professional Fee Disbursements........................................................       7
                  Insurance Statement...............................................................................       8
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



                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
          NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                   (Unaudited)
               For the Period from APRIL 1, 2006 to APRIL 30, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United
States Bankruptcy Code in the United States Bankruptcy Court for the Southern
District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates
LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC,
Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital
Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X
Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets
Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd.,
Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC,
Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated
Companies, LLC, and Summit Management, LLC (collectively, the "Debtors"). The
Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy
Code for all cases, except Refco Capital Markets, Ltd. (05-60018), for which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors
(collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached
Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.


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                                   Schedule I
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
             SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                 (in thousands)
               For the Period from APRIL 1, 2006 to APRIL 30, 2006

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                                                          Beginning Cash                        Cash                 Ending
   Case Number      Legal Entity                                 Balance     Cash Receipts    Disbursements      Cash Balance
   -----------      ------------                          --------------     -------------    -------------      ------------
   05-60009         Bersec International LLC                        $ --             $ --              $ --              $ --
   05-60019         Kroeck & Associates LLC                          332                1                --               333
   05-60012         Marshall Metals, LLC                              --               --                --                --
   05-60014         New Refco Group Ltd., LLC                         --               --                --                --
   05-60020         Refco Administration, LLC                         --               --                --                --
   05-60017         Refco Capital Holdings, LLC                       12               --                --                12
   05-60010         Refco Capital Management, LLC                     --               --                --                --
   05-60018         Refco Capital Markets, Ltd. 4                944,569           26,148             4,153           966,564
   05-60026         Refco Capital Trading, LLC                        --               --                --                --
   05-60022         Refco Capital LLC 1,3,7                       16,529           17,695            11,249            22,975
   05-60023         Refco F/X Associates, LLC 5                   55,831            1,182             1,002            56,011
   05-60016         Refco Finance Inc.                                --               --                --                --
   05-60013         Refco Financial, LLC                              --               --                --                --
   05-60029         Refco Fixed Assets Management, LLC                --               11                --                11
   05-60011         Refco Global Capital Management LLC               --               --                --                --
   05-60007         Refco Global Finance Ltd. 2                    1,383                2                --             1,385
   05-60024         Refco Global Futures, LLC                         --               --                --                --
   05-60028         Refco Global Holdings, LLC 6                  15,865               31                --            15,896
   05-60027         Refco Group Ltd., LLC                          1,793            2,496                --             4,289
   05-60008         Refco Information Services, LLC                   --               --                --                --
   05-60021         Refco Mortgage Securities, LLC                    --               --                --                --
   05-60015         Refco Regulated Companies, LLC                    --               --                --                --
   05-60006         Refco Inc.                                       256                1                 8               249
   05-60025         Summit Management, LLC                            --               --                --                --

                    Total Disbursements                      $ 1,036,570          $47,566           $16,412       $ 1,067,724
                                                             ===========          =======           =======       ===========

1 The Debtors serve as a paying agent for certain Non-Debtors. During this period, approximately $3.9 million was disbursed on behalf of and reimbursed by Non-Debtors.

2 The beginning balance at Refco Global Finance Ltd. includes $224,000 that was not included in the ending balance on the March Operating Report. This reflects the balance at an account held at The Bank of Butterfield & Sons.

3 Of the $11.2 million in disbursements for Refco Capital LLC, $2.1 million represents a payment from Man Financial under the Transition Services Agreement that was entered into in connection with the sale to Man Financial. These funds were received by Refco Capital LLC on behalf of various Refco entities and subsequently disbursed.

4 Refco Capital Markets, Ltd.'s cash balance includes approximately $118.9 million, which currently resides in a JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities, LLC and are to remain under such named account until further investigation is performed.

5 Of the $1.2 million in receipts listed for Refco F/X Associates, LLC, approximately $1.1 million is attributable to fluctuations in foreign exchange rates.

6 Refco Global Holdings, LLC's cash balance includes $5.9 million, which is held in an escrow account at Goldman Sachs pursuant to the sale of Refco Canada Co. These funds are being held in escrow in support of tax and other general holdbacks and will be released when tax clearances are obtained and the January 31, 2006 balance sheet is finalized.

7 Of the $17.7 million in receipts listed for Refco Capital LLC, approximately $7.8 million is attributable to receipts in connection with the transfer of exchange memberships to Man Financial.

                                   Schedule II
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                      SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
               For the Period from APRIL 1, 2006 to APRIL 30, 2006




                                Employee Payroll         Employer Payroll
     Gross Wages Paid**          Taxes Withheld*         Taxes Remitted*
     ------------------         ----------------         ----------------

           $3,298                    $1,172                    $152


___________

* Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

** Gross Wages were paid by the Company on 4/13/06 and 4/27/06. Of the Gross Wages, $1.7 million were paid on behalf of Non-Debtors and the Debtors were reimbursed in cash for these disbursements.

                                  Schedule III
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
               For the Period from APRIL 1, 2006 to APRIL 30, 2006




                                                              Amount
                                                           Withheld/    Amount
                                                             Accrued      Paid
                                                           ---------    -------

Federal
Domestic...............................................           $0        $0
Foreign................................................           $0        $0
   Total Federal Taxes.................................           $0        $0

State and Local
Income and Franchise...................................           $0        $0
Property...............................................            0         0
Sales and Use..........................................            0         0

   Total State and Local...............................           $0        $0

Total Taxes............................................           $0        $0




        All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                   Schedule IV
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                 (in thousands)
               For the Period from APRIL 1, 2006 to APRIL 30, 2006



                                                         April        Fees Paid
      Entity                                          Payments (1)       To Date
      ------                                          ------------    ----------
      AlixPartners, LLC                                   $455           $1,901
      Conyers Dill & Pearman                                42               42
      Goldin Associates                                     56              214
      Houlihan Lokey Howard & Zukin                        114              269
      Lenz & Staehelin                                       --              30
      Milbank, Tweed, Hadley & McCloy LLP                  894            1,680
      Omni Management Group                                 55              237
      Sitrick and Company                                    1              525
      Skadden, Arps, Slate, Meagher & Flom LLP             903            2,687
      Trott & Duncan, Barristers & Attorneys                 3                3
      Williams Barristers & Attorneys                        8               58

      Total Payments                                    $2,531           $7,645
                                                        ======           ======

(1) All professional fee disbursements in the month of April were allocated to Refco Capital Markets, Ltd.

                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                 DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
               For the Period from APRIL 1, 2006 to APRIL 30, 2006

         All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.